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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-KA

                                 AMENDED REPORT

                     PURSUANT TO SECTION 13 pr 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)                   April 2, 2002

                           SPANTEL COMMUNICATIONS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          FLORIDA                       0-25124                   N/A
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION                              IDENTIFICATION NO.)

1061 NORTH VENETIAN DRIVE, MIAMI, FLORIDA, U.S.A.              33139
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

305-373-9720                                                 305-373-9270
(ISSUER'S TELEPHONE)                                (ISSUER'S TELECOPIER NUMBER)

ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 11, 2001 BDO Dunwoody LLP resigned as the auditors and were replaced by Salberg & Company P.A. The change of a part of the Transaction, and was approved by the shareholder Corporation at their annual meeting held on July 12, 2001.

BDO Dunwoody did not audit or report on the Corporation statements for the last three fiscal years (the years ended December 31, 1998, 1999 and 2000) or on any interim period between January 1, 1997 and June 11, 2001. These financial statements were audited by Salberg & Co. P.A., which was retained for this purpose.

The report of BDO Dunwoody LLP for the financial statements for the years ended December 31, 1997, 1996 and 1995 (being the last financial statements audited by BDO Dunwoody LLP) did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles.

During the Corporation's two most recent fiscal years and any interim period between January 1, 1997 and June 11, 2001, there were no disagreements or reportable events with BDO Dunwoody LLP as described in items 304(a)(1)(iv) and
(v) of Registration S-K.

There were no disagreements between the Corporation and BDO Dunwoody LLP. Salberg & Company,


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P.A. was not consulted regarding the application of accounting principles to the
Transaction, nor was it consulted regarding any disagreement between the Corporation and BDO Dunwoody LLP. Salberg & Company, P.A. was selected because:

         (a) the Corporation saw an opportunity to reactivate itself through the Transaction;

         (b) to complete the Transaction, the Corporation had to have its financial statements for the 1998, 1999 and 2000 fiscal years audited; and

         (c) the Corporation determined that Salberg & Company, P.A. could provide the required auditing and accounting services for a lower price.

The decision to change auditors was made by the audit committee of the board of directors of the Corporation and was approved by the full board of directors.

The Corporation provided to BDO Dunwoody LLP a notice of change of auditor containing the disclosures made in this Item 4, and received from BDO Dunwoody LLP a letter stating that BDO Dunwoody LLP was in agreement with the statements made in that notice. A copy of the notice of change of auditor and of the response from BDO Dunwoody LLP is attached to this Form 8-K as Exhibit "A".

Effective January 23, 2002, Spantel Communications Inc. ("Spantel" or the "Company") has retained Spicer Jefferies & Co. of Denver, Colorado as its new certifying accountants, replacing Salberg & Co. The decision to change accountants was solely prompted on the change of business for Spantel and was made by the audit committee of the board of directors of the Corporation. Salberg & Co. was notified January 23, 2002. There were no disagreements with Salberg & Company, P.A. on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure during the during the period of their engagement which was June 11, 2001 through January 23, 2002.

The reports of Salberg & Company, P.A. on the financial statements of the Corporation for the years ended December 31, 1998, 1999 and 2000 contained a modification as to the ability of the Corporation to continue as a going concern because of its accumulated deficit and working capital deficiency.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   SPANTEL COMMUNICATIONS INC.



                                   By: /s/ Mohamed A. Khashuggi
                                       ------------------------
                                       Mohamed A. Khashuggi
                                       President & CEO

Date: May 7, 2002
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April 2, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Re:      Spantel Communications, Inc.
         File Reference No. 0-25124


We were previously the principal accountants for Receptagen, Ltd. (now known as Spantel Communications, Inc. (the "Company")) and under the date of April 30, 2001 (except for Notes 4 and 9 as to which the date is May 31, 2001), we reported on the financial statements of Receptagen, Ltd. and Subsidiaries as of December 31, 2000, 1999 and 1998. On January 23, 2002, our appointment as principal accountant was terminated. We have read the Company's statements included under Item 4 of its Form 8-K/A dated March 4, 2002 and we agree with such statements and we agree with such statements only as they relate to Salberg & Company, P.A. We are not in a position to agree or disagree with other statements made in the Form 8-K/A dated March 4, 2002.



Very truly yours,



/s/ Salberg & Company, P.A.
SALBERG & COMPANY, P.A.
Certified Public Accountants and Consultants